Document And Entity Information (USD $)	12 Months Ended
Oct. 31, 2011
Document And Entity Information [Abstract]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Oct 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	OPTICAL CABLE CORP
Entity Central Index Key	0001000230
Current Fiscal Year End Date	--10-31
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Common Stock, Shares Outstanding	6,287,761
Entity Public Float	$ 25,103,918

Consolidated Balance Sheets (USD $)	Oct. 31, 2011	Oct. 31, 2010
Assets
Cash	$ 1,091,513	$ 2,522,058
Trade accounts receivable, net of allowance for doubtful accounts of $145,616 in 2011 and $120,450 in 2010	10,797,820	10,659,623
Other receivables	510,714	606,435
Income taxes refundable	434,124	373,090
Inventories	16,497,185	14,422,787
Prepaid expenses and other assets	374,028	332,475
Deferred income taxes - current	1,817,807	1,750,542
Total current assets	31,523,191	30,667,010
Property and equipment, net	12,544,465	13,125,114
Intangible assets, net	295,843	695,580
Deferred income taxes - noncurrent	426,770	626,132
Other assets, net	154,945	176,930
Total assets	44,945,214	45,290,766
Liabilities and Shareholders' Equity
Current installments of long-term debt	190,593	177,350
Accounts payable and accrued expenses	5,426,467	5,339,941
Accrued compensation and payroll taxes	2,579,865	2,181,235
Income taxes payable		63,590
Total current liabilities	8,196,925	7,762,116
Note payable to bank		700,000
Long-term debt, excluding current installments	8,000,311	8,191,785
Other noncurrent liabilities	1,025,003	1,056,803
Total liabilities	17,222,239	17,710,704
Shareholders' equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued and outstanding
Common stock, no par value, authorized 50,000,000 shares; issued and outstanding 6,287,761 shares in 2011 and 6,280,173 shares in 2010	6,771,565	5,987,777
Retained earnings	21,437,609	21,869,667
Total shareholders' equity attributable to Optical Cable Corporation	28,209,174	27,857,444
Noncontrolling interest	(486,199)	(277,382)
Total shareholders' equity	27,722,975	27,580,062
Commitments and contingencies
Total liabilities and shareholders' equity	$ 44,945,214	$ 45,290,766

Consolidated Balance Sheets (Parenthetical) (USD $)	Oct. 31, 2011	Oct. 31, 2010
Consolidated Balance Sheets [Abstract]
Trade accounts receivable, allowance for doubtful accounts	$ 145,616	$ 120,450
Preferred stock, no par value
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, no par value
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	6,287,761	6,280,173
Common stock, shares outstanding	6,287,761	6,280,173

Consolidated Statements Of Operations (USD $)	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Consolidated Statements Of Operations [Abstract]
Net sales	$ 73,339,591	$ 67,506,174	$ 58,588,560
Cost of goods sold	47,048,370	43,746,220	38,747,590
Gross profit	26,291,221	23,759,954	19,840,970
Selling, general and administrative expenses	25,168,893	24,267,614	22,345,311
Royalty income, net	(783,230)	(1,233,607)	(877,809)
Amortization of intangible assets	430,807	587,233	825,399
Impairment of goodwill		5,580,250
Impairment of intangible assets (other than goodwill)			343,590
Income (loss) from operations	1,474,751	(5,441,536)	(2,795,521)
Other income (expense), net:
Interest income	4,659	79,543	831,084
Interest expense	(624,829)	(621,750)	(681,851)
Other, net	1,170	64,726	16,130
Other income (expense), net	(619,000)	(477,481)	165,363
Income (loss) before income taxes	855,751	(5,919,017)	(2,630,158)
Income tax expense (benefit)	398,252	91,290	(705,659)
Net income (loss)	457,499	(6,010,307)	(1,924,499)
Net loss attributable to noncontrolling interest	(208,817)	(277,382)
Net income (loss) attributable to Optical Cable Corporation	$ 666,316	$ (5,732,925)	$ (1,924,499)
Net income (loss) per share attributable to Optical Cable Corporation:
Basic and diluted	$ 0.11	$ (0.95)	$ (0.34)
Cash dividends declared per common share	$ 0.04	$ 0.01

Consolidated Statements Of Shareholders' Equity (USD $)	Common Stock [Member]	Retained Earnings [Member]	Total Shareholders' Equity Attributable To OCC [Member]	Noncontrolling Interest [Member]	Total
Balances at Oct. 31, 2008	$ 4,362,267	$ 30,469,937	$ 34,832,204		$ 34,832,204
Balances, shares at Oct. 31, 2008	6,208,861
Share-based compensation, net	803,749		803,749		803,749
Share-based compensation, net shares	449,687
Repurchase and retirement of common stock (at cost)		(454,699)	(454,699)		(454,699)
Repurchase and retirement of common stock, shares	(149,727)
Net income (loss)		(1,924,499)	(1,924,499)		(1,924,499)
Balances at Oct. 31, 2009	5,166,016	28,090,739	33,256,755		33,256,755
Balances, shares at Oct. 31, 2009	6,508,821
Share-based compensation, net	821,761		821,761		821,761
Share-based compensation, net shares	(85,825)
Repurchase and retirement of common stock (at cost)		(425,345)	(425,345)		(425,345)
Repurchase and retirement of common stock, shares	(142,823)
Common stock dividends declared, $0.01 per share		(62,802)	(62,802)		(62,802)
Net income (loss)		(5,732,925)	(5,732,925)	(277,382)	(6,010,307)
Balances at Oct. 31, 2010	5,987,777	21,869,667	27,857,444	(277,382)	27,580,062
Balances, shares at Oct. 31, 2010	6,280,173
Share-based compensation, net	630,973		630,973		630,973
Share-based compensation, net shares	190,613
Repurchase and retirement of common stock (at cost)		(846,287)	(846,287)		(846,287)
Repurchase and retirement of common stock, shares	(183,025)
Common stock dividends declared, $0.01 per share		(252,087)	(252,087)		(252,087)
Excess tax benefits from share-based compensastion	152,815		152,815		152,815
Net income (loss)		666,316	666,316	(208,817)	457,499
Balances at Oct. 31, 2011	$ 6,771,565	$ 21,437,609	$ 28,209,174	$ (486,199)	$ 27,722,975
Balances, shares at Oct. 31, 2011	6,287,761

Consolidated Statements Of Cash Flows (USD $)	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 457,499	$ (6,010,307)	$ (1,924,499)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and accretion	2,688,150	2,955,834	3,081,120
Bad debt expense (recovery)	40,231	29,798	(62,547)
Deferred income tax expense (benefit)	132,097	(724,195)	566,103
Impairment of goodwill		5,580,250
Impairment of intangible assets (other than goodwill)			343,590
Share-based compensation expense	893,354	942,711	920,223
Excess tax benefits from share-based compensation	(152,815)
(Gain) loss on sale of property and equipment	3,176	(3,180)
(Increase) decrease in:
Trade accounts receivable	(178,428)	(1,156,552)	1,913,497
Other receivables	95,721	(173,216)	436,657
Income taxes refundable	(61,034)	1,468,918	(1,778,906)
Inventories	(2,074,398)	(2,116,501)	1,934,637
Prepaid expenses and other assets	(32,983)	144,826	73,709
Accrued interest receivable on note receivable			(818,711)
Other assets, net	6,562	17,783	22,600
Increase (decrease) in:
Accounts payable and accrued expenses	2,230	(808,045)	(402,992)
Accrued compensation and payroll taxes	398,630	832,954	(1,585,203)
Income taxes payable	89,225	63,590
Other noncurrent liabilities	44,167	105,644	47,283
Net cash provided by operating activities	2,351,384	1,150,312	2,766,561
Cash flows from investing activities:
Purchase of and deposits for the purchase of property and equipment	(1,492,140)	(511,645)	(674,853)
Investment in intangible assets	(31,070)	(29,437)
Proceeds from sale of property and equipment	35,086	8,351
Advances on note receivable			(142,364)
Business acquisitions, net of cash acquired			(643,371)
Net cash used in investing activities	(1,488,124)	(532,731)	(1,460,588)
Cash flows from financing activities:
Reversal of checks in excess of funds on deposit			(279,520)
Payroll taxes withheld and remitted on share-based payments	(262,381)	(120,950)	(116,474)
Proceeds from note payable to bank		700,000
Principal payments on long-term debt and note payable to bank	(878,231)	(166,900)	(2,417,066)
Payments for financing costs	(97,405)	(30,662)
Principal payments on related party loans	(110,363)
Repurchase of common stock	(846,287)	(425,345)	(454,699)
Excess tax benefits from share-based compensation	152,815
Common stock dividends paid	(251,953)
Net cash used in financing activities	(2,293,805)	(43,857)	(3,267,759)
Net increase (decrease) in cash and cash equivalents	(1,430,545)	573,724	(1,961,786)
Cash and cash equivalents at beginning of year	2,522,058	1,948,334	3,910,120
Cash and cash equivalents at end of year	1,091,513	2,522,058	1,948,334
Supplemental disclosure of cash flow information:
Cash payments for interest	573,475	605,468	669,378
Income taxes paid (refunded), net	191,009	(774,830)	480,285
Noncash investing and financing activities:
Capital expenditures accrued in accounts payable at year end	109,896	25,734	57,496
Noncash consideration in acquisition of subsidiary			1,980,229
Noncash capitalization of note receivable and accrued interest in connection with acquisition of subsidiary			5,297,355
Common stock dividends declared and included in accounts payable and accrued expenses at year end	$ 62,936	$ 62,802

Description Of Business And Summary Of Significant Accounting Policies	12 Months Ended
Oct. 31, 2011
Description Of Business And Summary Of Significant Accounting Policies [Abstract]
Description Of Business And Summary Of Significant Accounting Policies

(1) Description of Business and Summary of Significant Accounting Policies

(a) Description of Business

Optical Cable Corporation and its subsidiaries (collectively, the "Company" or "OCC®") is a leading manufacturer of a broad range of fiber optic and copper data communication cabling and connectivity solutions primarily for the enterprise market, offering an integrated suite of high quality, warranted products which operate as a system solution or seamlessly integrate with other providers' offerings. The Company's product offerings include cabling and connectivity products designed for uses ranging from commercial, enterprise network, datacenter, residential and campus installations to customized products for specialty applications and harsh environments, including military, industrial, mining and broadcast applications.

On October 31, 2009, Optical Cable Corporation acquired Applied Optical Systems, Inc. ("AOS"), with offices and manufacturing facilities located near Dallas, Texas. Founded in 2003, AOS is a wholly owned subsidiary of Optical Cable Corporation that designs, develops and manufactures a broad range of specialty fiber optic connectors and connectivity solutions primarily for use in military and other harsh environment applications.

On May 30, 2008, Optical Cable Corporation acquired Superior Modular Products Incorporated, doing business as SMP Data Communications ("SMP Data Communications" or "SMP"), with offices and manufacturing facilities located near Asheville, North Carolina. On October 31, 2009, SMP Data Communications was merged with and into Optical Cable Corporation, whereby SMP Data Communications ceased to exist as a separate entity.

On August 1, 2008, Optical Cable Corporation acquired a 70% controlling interest of the authorized membership interests of Centric Solutions LLC ("Centric Solutions"), located near Dallas, Texas. Centric Solutions is a start-up business founded in 2008 to provide turnkey cabling and connectivity solutions for the datacenter market.

The Company's cabling and connectivity products are used for high bandwidth transmission of data, video and audio communications. The enterprise market into which the Company primarily sells its products includes local area network and premises markets. The Company's product offering includes products well-suited for use in various other short- to moderate-distance applications as well. The Company's products are sold worldwide. Also see note 12.

(b) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Optical Cable Corporation and its wholly owned and majority-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(c) Cash and Cash Equivalents

All of the Company's cash accounts are insured by the Federal Deposit Insurance Corporation (FDIC). As of October 31, 2011, all of the Company's bank deposits were insured. As of October 31, 2010, the Company had bank deposits in excess of the insured limit totaling $1,590,073.

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. As of October 31, 2011 and 2010, the Company had no cash equivalents.

(d) Trade Accounts Receivable and Allowance for Doubtful Accounts

Trade accounts receivable are recorded at the invoiced amount and do not typically bear interest. The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in the Company's existing accounts receivable. The Company reviews outstanding trade accounts receivable at the end of each quarter and records allowances for doubtful accounts as deemed appropriate for (i) certain individual customers and (ii) for all other trade accounts receivable in total. In determining the amount of allowance for doubtful accounts to be recorded for individual customers, the Company considers the age of the receivable, the financial stability of the customer, discussions that may have occurred with the customer and management's judgment as to the overall collectibility of the receivable from that customer. In addition, the Company establishes an allowance for all other receivables for which no specific allowances are deemed necessary. This portion of the allowance for doubtful accounts is based on a percentage of total trade accounts receivable with different percentages used based on different age categories of receivables. The percentages used are based on the Company's historical experience and management's current judgment regarding the state of the economy and the industry. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(e) Inventories

Inventories are stated at the lower of cost (generally, first-in, first-out basis) or market, or net realizable value. The determination of cost includes raw materials, direct labor and manufacturing overhead. The cost of optical fibers, included in raw materials, is determined using specific identification for optical fibers. The cost of work in process and finished goods inventories is determined either as average cost or standard cost, depending upon the product type. A standard cost system is used to estimate the actual costs of inventory for certain product types. Actual costs and production cost levels may vary from the standards established and such variances are charged to cost of goods sold or capitalized to inventory. Also see note 4.

(f) Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided for using both straight-line and declining balance methods over the estimated useful lives of the assets. Estimated useful lives are thirty to thirty-nine years for buildings and three to seven years for building improvements, machinery and equipment and furniture and fixtures. Also see note 5.

Equipment under capital leases is stated at the present value of minimum lease payments less accumulated amortization. Equipment under capital leases are amortized using the straight line method over the shorter of the lease term or estimated useful life of the asset.

(g) Patents and Trademarks

The Company records legal fees associated with patent and trademark applications as intangible assets. Such intangible assets are not amortized until such time that the patent and/or trademark is granted. The Company estimates the useful life of patents and trademarks based on the period over which the intangible asset is expected to contribute directly or indirectly to future cash flows. If patents and/or trademarks are not granted, the capitalized legal fees are expensed during the period in which such notification is received.

(h) Revenue Recognition

The Company recognizes revenue when products are shipped or delivered to the customer and the customer takes ownership and assumes risk of loss (based on shipping terms), collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and sales price is fixed or determinable. Customers generally do not have the right of return unless a product is defective or damaged and is within the parameters of the product warranty in effect for the sale.

The Company recognizes royalty income, net of related expenses, on an accrual basis and estimates royalty income earned based on historical experience.

(i) Shipping and Handling Costs

Shipping and handling costs include the costs incurred to physically move finished goods from the Company's warehouse to the customers' designated location. All amounts billed to a customer in a sales transaction related to shipping and handling are classified as sales revenue. Shipping and handling costs of approximately $2.2 million, $1.8 million and $2.0 million are included in selling, general and administrative expenses for the fiscal years ended October 31, 2011, 2010 and 2009, respectively.

(j) Research and Development

Research and development costs are expensed as incurred. Research and development costs totaled approximately $1.1 million, $1.0 million and $1.2 million for the fiscal years ended October 31, 2011, 2010 and 2009, respectively, and are included in selling, general and administrative expenses in the consolidated statements of operations.

(k) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Also see note 13.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits as a component of income tax expense.

(l) Goodwill

Goodwill is an asset representing the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations accounted for under the purchase method. When applicable, the Company tests for the impairment of goodwill at the reporting unit level on an annual basis and between annual tests in certain circumstances. Subsequent to fiscal year 2010, there is no goodwill recorded on the books and records of the Company. During fiscal year 2010, the Company used the two-step impairment test to first identify whether a potential impairment of goodwill was deemed to exist and then to estimate the amount of any impairment to be recorded. The Company selected April 30th as the measurement date for its annual impairment testing. Also see notes 2 and 6.

(m) Long-Lived Assets (other than goodwill)

Long-lived assets, such as property and equipment and purchased intangible assets (other than goodwill), are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. When applicable, assets to be disposed of are reported separately in the consolidated balance sheet at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated.

(n) Stock Incentive Plans and Other Share-Based Compensation

The Company recognizes the cost of employee services received in exchange for awards of equity instruments based upon the grant-date fair value of those awards. Also see note 11.

(o) Net Income (Loss) Per Share

Basic net income (loss) per share excludes dilution and is computed by dividing net income (loss) available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted net income (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the net income (loss) of the Company. Also see note 15.

(p) Commitments and Contingencies

Liabilities for loss contingencies arising from product warranties and defects, claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(q) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Business Combination	12 Months Ended
Oct. 31, 2011
Business Combination [Abstract]
Business Combination

(2) Business Combination

Acquisition of Applied Optical Systems, Inc.

On October 31, 2009, the Company acquired AOS in a series of transactions that resulted in the Company owning 100% of the equity of AOS. The acquisition was accounted for under Statement of Financial Accounting Standards No. 141, Business Combinations, ("SFAS 141"), which was not included in the FASB's Codification, but was still applicable for the Company as of October 31, 2009, the date of the acquisition. The purchase price of $2.6 million, consisting of both cash and non-cash consideration, was allocated to the assets acquired and the liabilities assumed based on the fair values at the date of acquisition. This allocation resulted in the recognition of $6.5 million in intangible assets, $6.3 million of which related to goodwill. The consideration for the transaction included certain earn out provisions based upon the future performance of AOS. The agreement provided for a minimum earn out payment of $750,000 and a maximum of $14.75 million to be paid in 2017. The present value of the minimum earn out of $459,000 and capitalized acquisition costs associated with the transaction of $434,000 were included in the $2.6 million purchase price. As the transaction was effective on October 31, 2009, AOS's results of operations are included in the Company's consolidated results of operations beginning November 1, 2009.

The following table summarizes the aggregate estimated fair values of the assets acquired and liabilities assumed in the transaction:

		Purchase
		accounting
	As recorded	adjustments	As revised
	10/31/09	in FY 2010	10/31/10
Trade accounts receivable, net	$1,159,329	$-	$1,159,329
Property and equipment	357,000	84,600	441,600
Inventories	1,218,663	-	1,218,663
Goodwill	6,288,803	(708,553)	5,580,250
Intangible assets	190,248	(18,248)	172,000
Deferred income taxes, net	1,038,335	642,201	1,680,536
Other assets, including cash of $20,048	40,459	-	40,459
Total assets	$10,292,837	$-	$10,292,837

Accounts payable and accrued expenses	2,116,537	-	2,116,537
Accrued interest payable to Optical Cable Corporation	761,009	-	761,009
Note payable to Optical Cable Corporation	4,536,346	-	4,536,346
Other liabilities	235,297	-	235,297
Total liabilities	$7,649,189	$-	$7,649,189

Total net assets	$2,643,648	$-	$2,643,648

On April 22, 2005, the Company agreed to extend a loan to AOS. Through October 31, 2009, the Company had advanced a total of $4,536,346 (including certain accrued interest and accounts receivable from product sales) to AOS. Additionally, the Company had accrued interest receivable of $761,009 related to the advances, as of October 31, 2009. The Company discontinued recognizing interest income beginning in the third quarter of fiscal year 2006 related to the loan based on uncertainty as to when the interest would be collected. As a result of the acquisition of AOS on October 31, 2009, accumulated interest income in the amount of $818,711 ($57,702 of which was included in the note receivable from AOS as of October 31, 2009) was recognized.

The Company sold fiber optic cables to AOS totaling $1,385,704, $774,765 and $324,999 during fiscal years 2009, 2008 and 2007, respectively. Beginning with the acquisition of AOS, all significant remaining amounts due to or from AOS have been eliminated in consolidation.

During fiscal year 2010, the Company recorded a non-recurring, non-cash net impairment charge in the amount of $5,580,250 to write-off the carrying value of goodwill during the Company's fiscal year 2010. This $5,580,250 net impairment charge during fiscal year 2010 consisted of: (i) a goodwill impairment charge of $6,246,304 that was recorded by the Company during the second quarter of fiscal year 2010, and (ii) a $666,054 reversal of the goodwill impairment charge associated with a purchase accounting adjustment in connection with the AOS acquisition that was recorded by the Company during the fourth quarter of fiscal year 2010. The purchase accounting adjustment made during the fourth quarter was primarily the result of the Company's adjustment to the valuation of certain deferred tax assets acquired in the purchase of AOS, and is not a result of a re-evaluation of the goodwill impairment recorded during the second quarter of fiscal year 2010. Included in identifiable intangible assets were intellectual properties and the AOS customer list which are being amortized over 60 months on a straight-line basis. Also see note 6.

Proforma Impact of Acquisition on Fiscal Year 2009 (Unaudited)

Presented below is the pro forma impact on the unaudited results of operations for the fiscal year ended October 31, 2009 as though the acquisition of AOS were completed as of November 1, 2008. The pro forma adjustments include the amortization of the fair market value adjustments to property and equipment, amortizing intangibles; and an estimate of incremental interest costs related to the transaction, all reduced by the estimated income tax benefits. In addition, certain intercompany items of income and expense have been eliminated in the pro forma results of operations.

Fiscal year ended
October 31, 2009
(unaudited)

Net sales	$63,828,047
Net loss	(3,096,813)
Net loss per share
(basic and diluted)	$(0.55)

Allowance For Doubtful Accounts For Trade Accounts Receivable	12 Months Ended
Oct. 31, 2011
Allowance For Doubtful Accounts For Trade Accounts Receivable [Abstract]
Allowance For Doubtful Accounts For Trade Accounts Receivable

(3) Allowance for Doubtful Accounts for Trade Accounts Receivable

A summary of changes in the allowance for doubtful accounts for trade accounts receivable for the years ended October 31, 2011, 2010 and 2009 follows:

		Years ended October 31,
	2011	2010	2009

Balance at beginning of year	$120,450	$108,913	$150,941
Allowance of acquired subsidiary	—	—	14,620
Bad debt expense (recovery)	40,231	29,798	(62,547)
Losses charged to allowance	(15,065)	(18,261)	(27,424)
Recoveries added to allowance	—	—	33,323

Balance at end of year	$145,616	$120,450	$108,913

Inventories	12 Months Ended
Oct. 31, 2011
Inventories [Abstract]
Inventories

(4) Inventories

Inventories as of October 31, 2011 and 2010 consist of the following:

	October 31,
	2011	2010

Finished goods	$5,572,296	$4,912,902
Work in process	3,301,168	3,502,842
Raw materials	7,364,043	5,775,919
Production supplies	259,678	231,124
Total	$16,497,185	$14,422,787

Property And Equipment, Net	12 Months Ended
Oct. 31, 2011
Property And Equipment, Net [Abstract]
Property And Equipment, Net

(5) Property and Equipment, Net

Property and equipment, net as of October 31, 2011 and 2010 consists of the following:

	October 31,
	2011	2010

Land	$3,144,068	$3,144,068
Building and improvements	7,761,553	7,601,627
Machinery and equipment	19,242,068	18,924,498
Furniture and fixtures	932,859	963,532
Construction in progress	320,847	115,813

Total property and equipment, at cost	31,401,395	30,749,538

Less accumulated amortization and depreciation	(18,856,930)	(17,624,424)

Property and equipment, net	$12,544,465	$13,125,114

Goodwill And Other Intangible Assets	12 Months Ended
Oct. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

(6) Goodwill and Other Intangible Assets

Goodwill Impairment Charge

In connection with the acquisition of AOS on October 31, 2009, as described in note 2, the Company recorded goodwill in the amount of $5,580,250 which was capitalized as part of the purchase price allocation process. The Company performed its annual impairment analysis as of April 30, 2010. The impairment analysis compared the Company's current market capitalization to its book value (including goodwill) in determining there was a potential impairment of goodwill. The implied fair value of reporting unit goodwill was estimated using primarily the trading price of the Company's common stock (Level 2 inputs) and compared to the carrying amount of goodwill, and in the Company's judgment, based on this analysis, it was appropriate to write-off the carrying value of the goodwill on the consolidated balance sheet. As a result, the Company recorded a non-recurring, non-cash net impairment charge in the amount of $5,580,250 to write-off the carrying value of goodwill during the Company's fiscal year 2010. This $5,580,250 net impairment charge during fiscal year 2010 consisted of: (i) a goodwill impairment charge of $6,246,304 that was recorded by the Company during the second quarter of fiscal year 2010, and (ii) a $666,054 reversal of the goodwill impairment charge associated with a purchase accounting adjustment in connection with the AOS acquisition that was recorded by the Company during the fourth quarter of fiscal year 2010. The purchase accounting adjustment made during the fourth quarter was primarily the result of the Company's adjustment to the valuation of certain deferred tax assets acquired in the purchase of AOS, and is not a result of a re-evaluation of the goodwill impairment recorded during the second quarter of fiscal year 2010.

The changes in the carrying value of goodwill for the year ended October 31, 2010 are as follows:

Balance as of October 31, 2009	$6,288,803
Purchase accounting adjustments	(708,553)
Impairment loss	(5,580,250)
Balance as of October 31, 2010	$—

Acquired Intangible Assets

Following is a summary of acquired intangible assets as of October 31, 2011 and 2010, which were acquired in connection with the acquisitions of SMP Data Communications and AOS, excluding assets written-off as impaired:

		October 31, 2011
		Weighted-
	Gross	average
	carrying	amortization	Accumulated
	amount	period in years	amortization
Amortizing intangible assets:
Developed technology	$2,373,447	1.9	$(2,195,924)
Customer list	96,355	3.0	(38,542)
Total	$2,469,802		$(2,234,466)

		October 31, 2010
		Weighted-
	Gross	average
	carrying	amortization	Accumulated
	amount	period in years	amortization
Amortizing intangible assets:
Developed technology	$2,373,447	2.7	$(1,784,388)
Customer list	96,355	4.0	(19,271)
Total	$2,469,802		$(1,803,659)

During fiscal year 2009, the Company determined that the SMP trade name and customer list, acquired as part of the acquisition of SMP Data Communications, no longer had value. Therefore, the Company recorded non-cash impairment charges in the amount of $190,440 and $153,150 to write-off the carrying value of the SMP trade name and customer list, respectively, during fiscal year 2009.

Aggregate amortization expense for amortizing intangible assets was $430,807, $587,233, and $825,399 for the years ended October 31, 2011, 2010 and 2009, respectively. Estimated amortization expense for the next three years (the acquired intangible assets will be fully amortized in fiscal year 2014) is: $135,502 in fiscal year 2012, $67,434 in fiscal year 2013 and $34,400 in fiscal year 2014. Amortization of intangible assets is calculated using an accelerated method or a straight-line method over the estimated useful lives of the intangible assets.

Product Warranties	12 Months Ended
Oct. 31, 2011
Product Warranties [Abstract]
Product Warranties

(7) Product Warranties

The Company generally warrants its products against certain manufacturing and other defects in material and workmanship. These product warranties are provided for specific periods of time and are applicable assuming the product has not been subjected to misuse, improper installation, negligence or shipping damage. As of October 31, 2011 and 2010, the Company's accrual for estimated product warranty claims totaled $175,000 and $170,000, respectively, and is included in accounts payable and accrued expenses. Warranty claims expense includes the costs to investigate claims and potential claims, and the costs to replace and/or repair product pursuant to claims, which in certain cases can include claims not deemed valid by the Company. The accrued product warranty costs are based primarily on historical experience of actual warranty claims and costs as well as current information with respect to potential warranty claims and costs. Warranty claims expense for the years ended October 31, 2011, 2010 and 2009 totaled $222,150, $273,682 and $405,733, respectively.

The following table summarizes the changes in the Company's accrual for product warranties during the fiscal years ended October 31, 2011 and 2010:

	Years ended October 31,
	2011	2010

Balance at beginning of year	$170,000	$160,000
Liabilities accrued for warranties issued during the year	257,550	264,375
Warranty claims paid during the period	(217,150)	(263,682)
Changes in liability for pre-existing warranties during
the year	(35,400)	9,307
Balance at end of year	$175,000	$170,000

Long-Term Debt And Note Payable To Bank	12 Months Ended
Oct. 31, 2011
Long-Term Debt And Note Payable To Bank [Abstract]
Long-Term Debt And Note Payable To Bank

(8) Long-term Debt and Note Payable to Bank

On May 30, 2008, the Company established $17.0 million in credit facilities (collectively, the "Credit Facilities") with Valley Bank to provide for the working capital needs of the Company and to finance the acquisition of SMP Data Communications. The Credit Facilities provided a working capital line of credit (the "Revolving Loan"), a real estate term loan (the "Virginia Real Estate Loan"), a supplemental real estate term loan (the "North Carolina Real Estate Loan"), and a capital acquisitions term loan (the "Capital Acquisitions Term Loan"). The Capital Acquisitions Term Loan was fully funded in fiscal year 2008 and repaid in fiscal year 2009. Therefore, the $2.3 million portion of the credit facility related to the Capital Acquisitions Term Loan is no longer available. On April 30, 2010, the Company entered into a revolving credit facility with SunTrust Bank (further described below) which replaced the Valley Bank Revolving Loan.

On April 22, 2011, the Company and Valley Bank entered into a Third Loan Modification Agreement (the "Agreement") to the Credit Agreement dated May 30, 2008 entered into between the Company, Superior Modular Products Incorporated and Valley Bank. Under the Agreement, the interest rate and the applicable repayment installments of the Virginia Real Estate Loan and the North Carolina Real Estate Loan were revised and the maturity date of the loans was extended. The fixed interest rate of the two term loans was lowered to 5.85% from 6.0%, and the maturity date of the loans was extended from June 1, 2013 to April 30, 2018.

Long-term debt as of October 31, 2011 and 2010 consists of the following:

		October 31,
	2011		2010
Virginia Real Estate Loan ($6.5 million original principal)
payable in monthly installments of $41,686, including interest
(at 5.85%), with final payment of $5,035,789 due April 30, 2018	$6,091,633		$6,224,185
North Carolina Real Estate Loan ($2.24 million original principal)
payable in monthly installments of $14,366, including interest
(at 5.85%), with final payment of $1,735,410 due April 30, 2018	2,099,271		2,144,950
Total long-term debt	8,190,904		8,369,135
Less current installments	190,593		177,350
Long-term debt, excluding current installments	$8,000,311		$8,191,785

On April 30, 2010, the Company and SunTrust Bank entered into a revolving credit facility consisting of a Commercial Note and Agreement to Commercial Note under which SunTrust Bank provides the Company with a revolving line of credit for the working capital needs of the Company (the "Commercial Loan"). The Commercial Loan was originally due to mature on May 31, 2012. On July 25, 2011, the Company entered into a binding letter of renewal with SunTrust Bank of the commercial note extending the maturity date of the Commercial Loan to May 31, 2013. Concurrently with the renewal, the Company also entered into a Fourth Loan Modification Agreement with Valley Bank to amend the definition of 'SunTrust Debt' to provide for the extension of the revolver's maturity date.

The Commercial Loan provides the Company the ability to borrow an aggregate principal amount at any one time outstanding not to exceed the lesser of (i) $6.0 million, or (ii) the sum of 85% of certain receivables aged 90 days or less plus 35% of the lesser of $1.0 million or certain foreign receivables plus 25% of certain raw materials inventory. Within the Revolving Loan Limit, the Company may borrow, repay, and reborrow, at any time from time to time until May 31, 2013.

Advances under the Commercial Loan accrue interest at the greater of (x) LIBOR plus 2.0%, or (y) 3.0%. Accrued interest on the outstanding principal balance is due on the first day of each month, with all then outstanding principal, interest, fees and costs due at the Commercial Loan Termination Date of May 31, 2013.

In connection with the Company obtaining the Commercial Loan with SunTrust Bank on April 30, 2010, the Company entered into a Second Loan Modification Agreement with Valley Bank whereby upon satisfaction and termination of the Amended Revolving Loan, Valley Bank consented to the release of certain collateral used to secure the Amended Revolving Loan, including but not limited to the Company's accounts, deposit accounts, inventory and general intangibles and permitted the existence of the Commercial Loan.

As of October 31, 2011, the Company had no outstanding borrowings on its Commercial Loan and $6.0 million in available credit. As of October 31, 2010, the Company had $700,000 of outstanding borrowings on its Commercial Loan.

The aggregate maturities of long-term debt for each of the five years subsequent to October 31, 2011 are: $190,593 in fiscal year 2012, $203,578 in fiscal year 2013, $215,986 in fiscal year 2014, $229,151 in fiscal year 2015 and $241,894 in fiscal year 2016.

The Commercial Loan is secured by a first priority lien on all of the Company's inventory, accounts, general intangibles, deposit accounts, instruments, investment property, letter of credit rights, commercial tort claims, documents and chattel paper. The Virginia Real Estate Loan and the North Carolina Real Estate Loan are secured by a first priority lien on all of the Company's personal property and assets, except for the Company's inventory, accounts, general intangibles, deposit accounts, instruments, investment property, letter of credit rights, commercial tort claims, documents and chattel paper, as well as a first lien deed of trust on the Company's real property.

Leases	12 Months Ended
Oct. 31, 2011
Leases [Abstract]
Leases

(9) Leases

The Company has an operating lease agreement for approximately 21,000 square feet of office and manufacturing space in Plano, Texas. The lease became effective September 15, 2009 and had an original term of five years. Effective May 19, 2011, the Company extended the term of the lease through November 30, 2016 and agreed to lease 12,970 square feet of additional space adjacent to the existing leased property. The lease term for the additional space became effective September 1, 2011 and has the same termination date, November 30, 2016, as the original leased property. The minimum rent payments, including rent holidays, are recognized on a straight-line basis over the term of the lease.

Centric Solutions has an operating lease agreement for approximately 23,000 square feet of office and manufacturing space in Coppell, Texas with a term of approximately seven years. The minimum rent payments, including rent holidays, are recognized on a straight-line basis over the term of the lease.

With the acquisition of AOS, the Company assumed capital leases for certain equipment as of October 31, 2009. Current obligations under capital leases are included in accounts payable and accrued expenses on the consolidated balance sheets and noncurrent obligations under capital leases are included in other noncurrent liabilities.

The Company's future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of October 31, 2011 consist of the following:

Fiscal year	Operating Lease	Capital Leases
2012	306,564	8,817
2013	335,293	—
2014	339,576	—
2015	342,696	—
2016	258,168	—
Thereafter	16,413	—
Total	$1,598,710	8,817

Less amounts representing interest costs		(408)
Present value of net minimum capital lease payments		8,409
Less current installments		(8,409)
Present value of net minimum capital lease payments, excluding
current installments		$—

Related Party Transactions	12 Months Ended
Oct. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

(10) Related Party Transactions

Included in other noncurrent liabilities as of October 31, 2011 are related party loans totaling $86,177 payable to one of the AOS founders and a trust for which the founder is the co-trustee. Included in other noncurrent liabilities as of October 31, 2010 are related party loans totaling $196,540 payable to two of the AOS founders and a trust for which one of the founders is the co-trustee. During fiscal year 2011, the related party loan to one of the AOS founders was repaid in full and the loan to a second founder was partially repaid.

Interest on the two remaining related party loans accrues at 6% per annum for one of the loans and at a rate equal to the prime rate plus 4% per annum for the other loan. As of October 31, 2011, no arrangements had been made for the repayment of the balance of these loans as there are financial measures which must be met before payment is required to be made, and it is not anticipated that these financial measures will be met within the next twelve months.

Interest expense associated with the related party loans for the years ended October 31, 2011 and 2010 totaled $26,841 and $12,374, respectively. Accrued interest payable associated with the related party loans as of October 31, 2011 and 2010 was $40,323 and $51,391, respectively.

Employee Benefits	12 Months Ended
Oct. 31, 2011
Employee Benefits [Abstract]
Employee Benefits

(11) Employee Benefits

Health Insurance Coverage

The Company contracts for health insurance coverage for employees and their dependents through third-party administrators. During the years ended October 31, 2011, 2010 and 2009, total expense of $3,073,366, $2,604,225 and $2,439,000, respectively, was incurred under the Company's insured health care program.

Optical Cable Corporation

401(k) Plan

The Company maintains 401(k) retirement savings plans for the benefit of its eligible employees. Substantially all of the Company's employees who meet certain service and age requirements are eligible to participate in the plans. The Company's plan documents provide that the Company's matching contributions are determined as a percentage of employee contributions or are discretionary. The Company made or accrued matching contributions to the plans of $83,245, $76,583 and $84,093 for the years ended October 31, 2011, 2010 and 2009, respectively.

Stock Incentives for Key Employees and Non-Employee Directors

Optical Cable Corporation uses stock incentives to increase the personal financial interest key employees and Non-employee Directors have in the future success of the Company, thereby aligning their interests with those of the shareholders and strengthening their desire to remain with the Company.

The Company authorized and reserved 750,000 shares of common stock for issuance pursuant to the Optical Cable Corporation 1996 Stock Incentive Plan (the "1996 Plan"). No further awards will be made under the 1996 Plan as it terminated in accordance with the terms of the plan document on the tenth anniversary of its effective date of March 1, 1996. Options outstanding under the 1996 Plan may continue to be exercised until such time that the options expire or are forfeited under the terms of individual awards.

In March 2005, the Company adopted and the Company's shareholders approved the Optical Cable Corporation 2005 Stock Incentive Plan (the "2005 Plan"). The 2005 Plan was intended to be the successor of the 1996 Plan. The Company authorized and reserved 1,000,000 shares of common stock for issuance pursuant to the 2005 Plan. As of October 31, 2011, there were approximately 27,000 remaining shares available for grant under the 2005 Plan.

In March 2011, the Company adopted and the Company's shareholders approved the Optical Cable Corporation 2011 Stock Incentive Plan (the "2011 Plan"). The 2011 Plan is intended to be the successor of the 2005 Plan. The Company has authorized and reserved 500,000 shares of common stock for issuance pursuant to the 2011 Plan. As of October 31, 2011, there were approximately 466,000 remaining shares available for grant under the 2011 Plan.

In March 2004, the Company adopted and the Company's shareholders approved the 2004 Non-employee Directors Stock Plan (the "Non-employee Directors Stock Plan"). In March 2005, the Company adopted and the Company's shareholders approved amendments to the Non-employee Directors Stock Plan. The Non-employee Directors Stock Plan authorizes the Board of Directors to pay all or a part of director fees, in the form of stock grants, to Board members who are not full-time employees of the Company. The Company has reserved 250,000 shares of common stock for issuance pursuant to awards under the Non-employee Directors Stock Plan. As of October 31, 2011, there were approximately 110,000 remaining shares available for grant under the Non-employee Directors Stock Plan.

Share-based compensation expense for employees and non-employee members of the Company's Board of Directors recognized in the consolidated statements of operations for the years ended October 31, 2011, 2010 and 2009 was $893,354, $942,711 and $920,223, respectively.

(a) Stock Option Awards

Prior to July 2002, employees and outside contractors were issued options to purchase common stock. The exercise price equaled the market price of the Company's common stock on the date of grant. Options issued under the 1996 Plan generally vested incrementally over one to five years, and remain exercisable for ten years from the date of grant. All options outstanding are fully vested and exercisable as of October 31, 2011.

During 2002, non-employee members of the Company's Board of Directors were granted options to purchase a total of 3,123 shares of the Company's common stock at an exercise price of $7.12 per share, the closing price at the date of grant. These options were not granted pursuant to a plan. Options issued to Non-employee Directors vested monthly over one year.

The fair value of options granted prior to November 1, 2005 was estimated using the Black-Scholes option pricing model.

Stock option activity for the years ended October 31, 2011, 2010 and 2009 is as follows:

		Weighted-	Weighted-average
	Number of	average exercise	remaining contractual
	options	price	term (in years)
Stock options outstanding at October 31, 2008	178,205	$7.59
Forfeited	(11,628)	7.20
Stock options outstanding at October 31, 2009	166,577	7.62
Forfeited	—	—
Stock options outstanding at October 31, 2010	166,577	7.62
Forfeited	(35,189)	9.54
Stock options outstanding at October 31, 2011	131,388	$7.11	0.34

As of October 31, 2011, there was no aggregate intrinsic value of options outstanding and options exercisable. Aggregate intrinsic value represents the positive difference between the Company's closing stock price on the last trading day of the fiscal period, which was $3.58 as of October 31, 2011, and the exercise price multiplied by the number of options outstanding.

(b) Restricted Stock Awards

The Company has granted, and anticipates granting, from time to time, restricted stock awards to employees subject to approval by the Compensation Committee of the Board of Directors. A portion of the restricted stock awards granted under the 2005 Plan and the 2011 Plan vests based on the passage of time and the remainder vests over time if certain operational performance-based criteria are met. Failure to meet the criteria required for vesting will result in a portion or all of the shares being forfeited.

The Company recognizes expense on the service-based shares each quarter based on the actual number of shares vested during the quarter multiplied by the grant date fair value. The Company recognizes expense on the operational performance-based shares each quarter using an estimate of the shares expected to vest multiplied by the closing price of the Company's common stock on the date of grant.

The Company recorded total compensation expense related to its restricted stock awards granted to employees totaling $746,431, $870,473 and $835,580 during the fiscal years ended October 31, 2011, 2010 and 2009, respectively.

A summary of the status of the Company's nonvested shares granted to employees under the 1996 Plan, the 2005 Plan or the 2011 Plan as of October 31, 2011, and changes during the year ended October 31, 2011, is as follows:

		Weighted-
		average grant
Nonvested shares	Shares	date fair value
Balance at October 31, 2010	458,036	$3.14
Granted	256,116	4.84
Vested	(217,513)	3.34
Forfeited	(46,647)	3.39
Balance at October 31, 2011	449,992	$3.99

As of October 31, 2011, the maximum amount of compensation cost related to unvested equity-based compensation awards in the form of service-based and operational performance-based shares that the Company will have to recognize over a 3.2 year weighted-average period is approximately $1.5 million.

During the years ended October 31, 2011, 2010 and 2009, restricted stock awards under the Non-employee Directors Stock Plan totaling 30,356, 22,860 and 35,268 shares, respectively, were approved by the Board of Directors of the Company. The shares vested immediately upon grant, but could not be sold, transferred, pledged, or otherwise encumbered or disposed of until six months after the date of the grant. The Company recorded compensation expense equal to the number of shares multiplied by the closing price of the Company's common stock on the date of grant. The Company recorded compensation expense totaling $146,923, $72,238 and $84,643 during the years ended October 31, 2011, 2010 and 2009, respectively.

Business And Credit Concentrations, Major Customers And Geographic Information	12 Months Ended
Oct. 31, 2011
Business And Credit Concentrations, Major Customers And Geographic Information [Abstract]
Business And Credit Concentrations, Major Customers And Geographic Information

(12) Business and Credit Concentrations, Major Customers and Geographic Information

The Company provides credit, in the normal course of business, to various commercial enterprises, governmental entities and not-for-profit organizations. Concentration of credit risk with respect to trade receivables is limited due to the Company's large number of customers. The Company also manages exposure to credit risk through credit approvals, credit limits and monitoring procedures. Management believes that credit risks as of October 31, 2011 and 2010 have been adequately provided for in the consolidated financial statements.

For the years ended October 31, 2011 and 2010, no single customer or distributor accounted for more than 10% of consolidated net sales. As of October 31, 2011and 2010, no single customer or distributor had an outstanding balance payable to the Company in excess of 5% of total consolidated shareholders' equity.

For the year ended October 31, 2009, 11.7%, or approximately $6,830,000 of consolidated net sales were attributable to one major domestic distributor. No other single customer or distributor accounted for more than 10% of consolidated net sales for the year ended October 31, 2009.

For the years ended October 31, 2011, 2010 and 2009, approximately 76%, 73% and 73%, respectively, of net sales were from customers located in the United States, while approximately 24%, 27%, and 27%, respectively, were from customers located outside of the United States.

Net sales attributable to the United States and all other countries in total for the years ended October 31, 2011, 2010 and 2009 were as follows:

		Years ended October 31,
	2011	2010	2009

United States	$55,575,212	$49,533,950	$42,866,013
Outside the United States	17,764,379	17,972,224	15,722,547

Total net sales	$73,339,591	$67,506,174	$58,588,560

No individual country outside the United States accounted for more than 10% of total net sales in fiscal years 2011, 2010 or 2009.

The Company has a single reportable segment for purposes of segment reporting, exclusive of Centric Solutions. For the years ended October 31, 2011, 2010 and 2009, Centric Solutions generated revenues, net of intercompany sales, totaling $839,412, $508,624 and $74,744, respectively. For the years ended October 31, 2011, 2010 and 2009, Centric Solutions incurred operating losses of approximately $873,000, $1.2 million and $1.6 million, respectively. Total assets of Centric Solutions of approximately $364,000 and $419,000 (net of intercompany amounts) are included in the total consolidated assets of the Company as of October 31, 2011 and 2010, respectively.

Income Taxes	12 Months Ended
Oct. 31, 2011
Income Taxes [Abstract]
Income Taxes

(13) Income Taxes

Income tax expense (benefit) for the years ended October 31, 2011, 2010 and 2009 consists of:

Fiscal year ended October 31, 2011	Current	Deferred	Total
U.S. Federal	$137,721	$143,800	$281,521
State	128,434	(11,703)	116,731
Totals	$266,155	$132,097	$398,252
Fiscal year ended October 31, 2010	Current	Deferred	Total
U.S. Federal	$652,511	$(628,132)	$24,379
State	162,974	(96,063)	66,911
Totals	$815,485	$(724,195)	$91,290
Fiscal year ended October 31, 2009	Current	Deferred	Total
U.S. Federal	$(1,275,461)	$522,570	$(752,891)
State	3,699	43,533	47,232
Totals	$(1,271,762)	$566,103	$(705,659)

Reported income tax expense (benefit) for the years ended October 31, 2011, 2010 and 2009 differs from the "expected" tax expense (benefit), computed by applying the U.S. Federal statutory income tax rate of 34% to income (loss) before income taxes as follows:

		Years ended October 31,
	2011	2010	2009

"Expected" tax expense (benefit)	$290,955	$(2,012,466)	$(894,254)
Increase (reduction) in income tax expense
(benefit) resulting from:
Impact of nondeductible write-off of goodwill	—	1,897,285	—
Benefits from Sec. 199 manufacturing
deduction	(13,702)	(34,870)	—
Impact of restricted share grants	—	136,225	105,714
State income taxes, net of federal benefit	77,042	44,061	31,173
Other differences, net	43,957	61,055	51,708

Reported income tax expense (benefit)	$398,252	$91,290	$(705,659)

The tax effects of temporary differences that give rise to significant portions of the Company's deferred tax assets and deferred tax liabilities as of October 31, 2011 and 2010 are presented below:

	October 31,
	2011	2010

Deferred tax assets:
Accounts receivable, due to allowances for doubtful accounts
and sales returns	$137,385	$161,176
Inventories, due to allowance for damaged and slow-moving
inventories and additional costs inventoried for tax purposes
pursuant to the Tax Reform Act of 1986	790,363	780,656
Liabilities recorded for accrued expenses, deductible for tax
purposes when paid	521,930	557,849
Share-based compensation expense	89,499	71,767
Investment in Centric Solutions	166,154	150,832
Net operating loss carryforwards	1,140,133	1,328,324
Other	85,291	71,496

Total gross deferred tax assets	2,930,755	3,122,100

Deferred tax liabilities:
Plant and equipment, due to differences in depreciation and
capital gain recognition	(675,223)	(735,243)
Other receivables, due to accrual for financial reporting
purposes	(10,955)	(10,183)

Total gross deferred tax liabilities	(686,178)	(745,426)
Net deferred tax asset	$2,244,577	$2,376,674

As a result of the acquisition of AOS, the Company recorded $1,038,335 in deferred tax assets as of October 31, 2009, including net operating loss ("NOL") carryforwards of $851,551 estimated to be available after considering Internal Revenue Code Section 382 limitations. During the fiscal year ended October 31, 2010, certain purchase accounting adjustments, totaling $642,201, were made to increase deferred tax assets recorded as a result of the acquisition and to increase the NOL carryforwards resulting from the acquisition by $666,054 to $1,517,605. These NOL carryforwards may be used to reduce future taxable income and begin to expire in fiscal year ending October 31, 2024.

Based on the Company's historical and projected pretax earnings and other relevant factors, management believes that it is more likely than not that the Company's deferred tax assets at October 31, 2011 will be realized.

The Company estimates a liability for uncertain tax positions taken or expected to be taken in a tax return. The liability for uncertain tax positions is included in other noncurrent liabilities on the accompanying consolidated balance sheets.

A reconciliation of the unrecognized tax benefits for fiscal years 2011 and 2010 follows:

	October 31,
	2011	2010
Unrecognized tax benefits balance at beginning of year	$179,571	$150,052
Gross increases for tax positions of prior years	29,757	29,519
Reductions to unrecognized tax benefits resulting from
the lapse of applicable statute of limitations	(4,157)	—
Unrecognized tax benefits balance at end of year	$205,171	$179,571

During fiscal year 2011, the Company accrued interest and penalties of $14,392 and $6,761, respectively, related to unrecognized tax benefits. During fiscal year 2010, the Company accrued interest and penalties of $21,240 and $7,047, respectively, related to unrecognized tax benefits. As of October 31, 2011 and 2010, the Company had approximately $100,653 and $79,500, respectively, of accrued interest and penalties related to uncertain tax positions. The total amount of unrecognized tax benefits that would affect the Company's effective tax rate if recognized is $119,883 and $108,070 as of October 31, 2011 and 2010, respectively. The Company does not expect its unrecognized tax benefits to change significantly in the next 12 months.

The Company files income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. The statute of limitations remains open for U.S. and certain state income tax examinations for years ended October 31, 2008 through October 31, 2010.

Fair Value Measurements	12 Months Ended
Oct. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

(14) Fair Value Measurements

Fair Value of Financial Instruments

The carrying amounts reported in the consolidated balance sheets for cash, trade accounts receivable, other receivables, accounts payable and accrued expenses, including accrued compensation and payroll taxes and the current installments of long-term debt approximate fair value because of the short maturity of these instruments. The carrying value of the Company's note payable to bank and long-term debt, excluding current installments, approximates the fair value based on similar long-term debt issues available to the Company as of October 31, 2011 and 2010. Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair Value Hierarchy

The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
  Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
  Level 3 inputs are observable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2011
Net Income (Loss) Per Share [Abstract]
Net Income (Loss) Per Share

(15) Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Net income
	attributable to OCC	Shares	Per share
Fiscal year ended October 31, 2011	(numerator)	(denominator)	amount
Basic net income per share	$666,316	6,304,776	$0.11
Effect of dilutive stock options	—	—
Diluted net income per share	$666,316	6,304,776	$0.11

	Net loss
	attributable to OCC	Shares	Per share
Fiscal year ended October 31, 2010	(numerator)	(denominator)	amount
Basic net loss per share	$(5,732,925)	6,014,733	$(0.95)
Effect of dilutive stock options	—	—
Diluted net loss per share	$(5,732,925)	6,014,733	$(0.95)

	Net loss	Shares	Per share
Fiscal year ended October 31, 2009	(numerator)	(denominator)	amount
Basic net loss per share	$(1,924,499)	5,656,404	$(0.34)
Effect of dilutive stock options	—	—
Diluted net loss per share	$(1,924,499)	5,656,404	$(0.34)

Stock options that could potentially dilute net income per share in the future that were not included in the computation of diluted net income per share (because to do so would have been antidilutive for the periods presented) totaled 131,388, 166,577 and 166,577 for the years ended October 31, 2011, 2010 and 2009, respectively.

Unvested shares as of October 31, 2011, totaling 449,992 were included in the computation of basic and diluted net income per share for the year ended October 31, 2011 (because to exclude such shares would have been antidilutive, or in other words, excluding such shares would have increased the net income per share).

Unvested shares as of October 31, 2010 and 2009, totaling 458,036 and 689,456, respectively, were not included in the computation of basic and diluted net loss per share for the years ended October 31, 2010 and 2009, respectively (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for those periods).

Shareholders' Equity	12 Months Ended
Oct. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

(16) Shareholders' Equity

On March 26, 2007, the Company's Board of Directors approved a plan to purchase and retire up to 300,100 shares of the Company's common stock, or approximately 5% of the shares then outstanding. As of October 31, 2009, the Company had completed its plan and repurchased and retired a total of 300,100 of its outstanding common stock. The repurchase of shares and the costs associated with the repurchase, including brokerage and legal fees, totaled $454,699 for fiscal year 2009.

On October 16, 2009, the Company's Board of Directors approved a plan to purchase and retire up to 325,848 shares of the Company's common stock, or approximately 5% of the shares then outstanding. As of October 31, 2011, the Company had completed its plan and repurchased and retired a total of 325,848 shares of its outstanding common stock. The repurchase of these shares and the costs associated with the repurchase, including brokerage and legal fees, totaled $846,287 and $425,345 for fiscal years 2011 and 2010, respectively.

The Company's Board of Directors approved a plan effective November 1, 2011, subsequent to the Company's 2011 fiscal year end, to purchase and retire up to 200,000 shares of the Company's common stock, or approximately 3% of the shares then outstanding. The Company anticipates that the purchases will be made over a 12- to 24-month period unless the entire number of shares expected to be purchased under the plan is sooner acquired. As of October 31, 2011, 6,287,761 shares of the Company's common stock were outstanding.

On November 2, 2001, the Board of Directors of the Company adopted a Shareholder Rights Plan (the "Expiring Rights Plan") and declared a dividend of one preferred share purchase right on each share of Common Stock. The share purchase rights and the related Expiring Rights Plan expired on November 2, 2011, subsequent to the Company's 2011 fiscal year end.

On October 28, 2011, the Board of Directors of the Company adopted a new Stockholder Protection Rights Agreement (the "Rights Agreement") to replace the Expiring Rights Plan and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, no par value, of the Company ("Common Shares"), held of record at the close of business on November 2, 2011, or issued thereafter and prior to the Separation Time as defined in the Rights Agreement. Under the terms of the Rights Agreement, if a person or group who is deemed an Acquiring Person as defined in the Rights Agreement acquires 15% (or other applicable percentage, as provided in the Rights Agreement) or more of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, a number of shares of common stock having a market value of twice such price. In addition, if the Company is acquired in a merger or other business transaction after a person or group who is deemed an Acquiring Person has acquired such percentage of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, a number of the acquiring company's common shares having a market value of twice such price.

Upon the occurrence of certain events, each Right will entitle its holder to purchase from the Company one one-thousandth of a Series A Participating Preferred Share ("Preferred Share"), no par value, at an exercise price of $25, subject to adjustment. Each Preferred Share will entitle its holder to 1,000 votes and will have an aggregate dividend rate of 1,000 times the amount, if any, paid to holders of common stock. The Rights will expire on November 2, 2021, unless the Rights are earlier redeemed or exchanged by the Company for $0.0001 per Right. The adoption of the Rights Agreement has no impact on the financial position or results of operations of the Company.

The Company has reserved 100,000 shares of its authorized preferred stock for issuance upon exercise of the Rights.

The Company initiated a quarterly cash dividend of $0.01 per share on its common stock in October 2010.

Contingencies	12 Months Ended
Oct. 31, 2011
Contingencies [Abstract]
Contingencies

(17) Contingencies

Applied Optical Systems, Inc. ("AOS"), a wholly owned subsidiary of the Company since October 31, 2009, has been the defendant in a patent infringement lawsuit brought by Amphenol Fiber Systems International ("AFSI") in November of 2006 in the U.S. District Court for the Eastern District of Texas, Marshall Division, styled Fiber Systems International, Inc. v. Applied Optical Systems, Inc., Civil Action No. 2:06-cv-473.

In the lawsuit, AFSI alleged that certain AOS fiber optic connector designs infringed on AFSI's TFOCA-II® connector design under U.S. Patent No. 6,305,849. AOS asserted various counterclaims against AFSI for fraud, negligent misrepresentation, unfair competition, inequitable conduct and antitrust violations.

The U.S. District Court ruled in 2009 that two AOS fiber optic connector designs that were at issue in the suit did not infringe on the AFSI patent as a matter of law. A jury then determined that another of the AOS fiber optic connector designs that was the subject of the suit did not infringe on the AFSI patent. In August 2010, the U.S. District court entered a final judgment in favor of AOS on the patent infringement claims; and in favor of AFSI on AOS's counterclaims and the validity of AFSI's patent. After rulings on various post-trial motions, both AFSI and AOS filed notices of appeal.

While the case was on appeal, OCC and AOS executed a confidential settlement agreement with AFSI and Amphenol Corporation (AFSI's parent company) on November 21, 2011. Pursuant to the terms of the confidential settlement agreement, no cash payments were made by any party. Both the Company and AFSI agreed that AOS's connector designs did not infringe on AFSI's patent. As a part of the settlement, both AFSI and AOS have dismissed their appeals.

From time to time, the Company is involved in other various claims, legal actions and regulatory reviews arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

New Accounting Standards	12 Months Ended
Oct. 31, 2011
New Accounting Standards [Abstract]
New Accounting Standards

(18) New Accounting Standards

In December 2007, the FASB issued Accounting Standards Codification 810-10, Consolidation ("ASC 810-10"). ASC 810-10 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The statement requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. In addition, this statement establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. The adoption of ASC 810-10, effective November 1, 2009, did not have a material impact on the Company's results of operations, financial position or liquidity. However, the Company has disclosed on the face of the consolidated statements of operations for the years ended October 31, 2011 and 2010, the amount of consolidated net loss attributable to the noncontrolling interest associated with Centric Solutions. Similar disclosure has also been reflected on the face of the consolidated balance sheets as of October 31, 2011 and 2010, the consolidated statements of shareholders' equity for the years ended October 31, 2011 and 2010 and in certain notes to the consolidated financial statements. This statement now requires that the noncontrolling interest continue to be attributed its share of losses even if that attribution results in a deficit noncontrolling interest balance. In contrast, prior to the adoption of ASC 810-10, the minority interest's share of losses attributable to Centric Solutions LLC was required to be charged against the Company's majority interest thereby resulting in a zero minority interest balance prior to November 1, 2009. As a result, there are no noncontrolling interest amounts to retrospectively reclassify to equity on the consolidated balance sheets or net loss attributable to noncontrolling interest on the consolidated statements of operations for any periods presented prior to November 1, 2009 upon the Company's adoption of ASC 810-10.

In May 2011, the FASB issued Accounting Standards Update 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. ASU 2011-04 is to be applied prospectively upon adoption and is effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have any impact on the Company's results of operations, financial position or liquidity or its related financial statement disclosures.

There are no other new accounting standards issued, but not yet adopted by the Company, which are expected to materially impact the Company's financial position, operating results or financial statement disclosures.

Quarterly Results Of Operations	12 Months Ended
Oct. 31, 2011
Quarterly Results Of Operations [Abstract]
Quarterly Results Of Operations

(19) Quarterly Results of Operations (Unaudited)

The following is a summary of the unaudited quarterly results of operations for the years ended October 31, 2011 and 2010:

		Quarter ended
Fiscal year ended October 31, 2011	January 31	April 30	July 31	October 31

Net sales	$17,712,784	$17,184,460	$18,775,145	$19,667,202
Gross profit	6,424,840	5,943,140	6,509,124	7,414,117
Income (loss) before income taxes	378,469	(179,844)	252,110	405,016
Net income (loss) attributable to
Optical Cable Corporation	402,311	(89,843)	117,809	236,039
Basic and diluted net income (loss) per share
attributable to Optical Cable Corporation	0.06	(0.02)	0.02	0.04
Cash dividends declared per common share	0.01	0.01	0.01	0.01

		Quarter ended
Fiscal year ended October 31, 2010	January 31	April 30	July 31	October 31

Net sales	$15,007,235	$15,255,913	$18,779,340	$18,463,686
Gross profit	5,501,101	4,285,531	6,806,742	7,166,580
Income (loss) before income taxes	(600,610)	(7,940,724)	816,322	1,805,995
Net income (loss) attributable to
Optical Cable Corporation	(315,854)	(7,466,129)	575,369	1,473,689
Basic and diluted net income (loss) per share
attributable to Optical Cable Corporation	(0.05)	(1.27)	0.09	0.23
Cash dividends declared per common share	—	—	—	0.01